Exhibit 99.3

UNAUDITED PRO FORMA
 CONDENSED FINANCIAL STATEMENTS

     The following unaudited condensed pro forma balance sheet as of August 28, 2010 was prepared as if the merger was effective as of such date. The unaudited condensed pro forma statement of operations for the nine months ended August 28, 2010 was prepared as if the merger was effective on November 29, 2009. The consolidated balance sheet as of February 28, 2010 and the statement of operations for the nine months then ended of Ads in Motion, Inc. (“ADSO”) was used for pro forma purposes, as that is ADSO’s fiscal third quarter.

     The unaudited condensed pro forma financial statements should be read in conjunction with the notes included herein for Magla Products, LLC and Subsidiary (“Magla,” the “Company,” “we,” “us” or “our”) and the unaudited financial statements of ADSO. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the merger of ADSO with Magla, or of the financial position or results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Magla will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

Condensed Pro Forma Balance Sheet as of August 28, 2010 (Unaudited)

	Accounting	Legal Survivor	Pro Forma		Pro Forma
ASSETS	Acquirer Magla	ADSO	Adjustments	Notes	Balance Sheet
Current Assets
Cash	$32,049	$-	$1,458,200	(B)	$1,490,249
Accounts receivable, net	5,685,477	-	-		5,685,477
Inventories	6,869,606	-	-		6,869,606
Current portion of notes receivable – related entities	475,000	-	-		475,000
Prepaid expense and other receivables	1,048,450	-	(974,701)	(F)	73,749

Total Current Assets	14,110,582	-	483,499		14,594,081
Property, equipment and improvements, net	296,833	577	-		297,410
Deferred financing costs	-	-	291,500	(C)
			(145,750)	(C)	145,750
Notes receivable – related entities	6,454,306	-	(6,454,306)	(F)	-
Mortgage receivable – member	253,650	-	(253,650)	(F)	-
Other assets	877,350	-	(454,041)	(F)	423,309

Total Assets	$21,992,721	$577	$(6,532,748)		$15,460,550

LIABILITIES AND	Accounting	Legal Survivor	Pro Forma		Pro Forma
STOCKHOLDERS’ EQUITY	Acquirer Magla	ADSO	Adjustments	Notes	Balance Sheet
Current Liabilities
Short-term borrowings	$8,262,755	$-	$-		$8,262,755
Current portion of long-term debt	898,294	-	-		898,294
Current portion of note payable – former member	4,316,128	-	(4,316,128)	(F)	-
Advance from officer	-	2,630	-		2,630
Accounts payable	9,553,730	-	(2,076,240)	(F)	7,477,490
Accrued expenses and other current liabilities	848,744	-	-		848,744

Total Current Liabilities	23,879,651	2,630	(6,392,368)		17,489,913
Convertible debentures	-	-	1,458,200	(B)
			63,400	(M)	1,521,600
Long-term debt, net of current portion	34,051	-	-		34,051
Notes payable – related entities	5,193,011	-	(5,193,011)	(F)	-
Note payable – former member, net of current portion	2,750,000	-	(2,750,000)	(F)	-

Total Liabilities	31,856,713	2,630	(12,813,779)		19,045,564

Stockholders’ Deficit
Preferred stock	-	-	-		-
Common stock	-	953	1,500	(A)
			50	(C)
			(909)	(D)	1,594
Additional paid-in capital	-	9,166	(1,500)	(A)

			291,450	(C)
			909	(D)
			(12,172)	(E)	287,353
Members’ deficiency / Deficit accumulated during development stage	(9,863,992)	(12,172)	(145,750)	(C)
			12,172	(E)
			6,198,681	(F)
			(63,400)	(M)	(3,874,461)
Total Stockholders’ Deficit	(9,863,992)	(2,053)	6,281,031		(3,585,014)

Total Liabilities and Stockholders’ Deficit	$21,992,721	$577	$(6,532,748)		$15,460,550

Condensed Pro Forma Statements of Operations for the nine months ended August 28, 2010 (Unaudited)

					Pro Forma
	Accounting	Legal Survivor	Pro Forma		Statement of
	Acquirer Magla	ADSO	Adjustments	Notes	Operations
Net sales	$30,498,424	$-	$-		$30,498,424

Cost of sales	24,658,572	-	-		24,658,572
Gross profit	5,839,852	-	-		5,839,852

Operating expenses
Selling	4,604,016	-	-		4,604,016
General and administrative	2,265,556	10,329	(856,000)	(G)
	-	-	(248,000)	(H)
	-	-	90,000	(I)
	-	-	60,750	(J)	1,322,635

	6,869,572	10,329	(953,250)		5,926,651

Loss from operations	(1,029,720)	(10,329)	953,250		(86,799)

Other income (expense) Interest income	254,364	-	(254,364)	(K)	-
Interest expense	(743,049)	(891)	(145,750)	(C)
			231,496	(L)
			(63,400)	(M)	(721,594)
Other, net	5,830	-	-		5,830
Forgiveness	-	34,565	-		34,565

	(482,855)	33,674	(232,018)		(681,199)

Income (loss) before income tax benefit	(1,512,575)	23,345	721,232		(767,998)
Income tax benefit	-	-	307,199	(N)	307,199

Net income (loss)	$(1,512,575)	$23,345	$1,028,431		$(460,799)

Net loss per common share, basic and diluted					$(0.03)

Weighted average number of common shares outstanding, basic and diluted					15,943,000

NOTES TO THE CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     As a result of the merger, Magla became ADSO’s wholly-owned subsidiary and the security holders of Magla received an aggregate of 15,000,000 shares of common stock. As a result of the merger and the issuance of stock to the security holders of Magla, the former security holders of Magla held approximately 69% of ADSO’s outstanding common stock immediately after the merger and after the issuance of 500,000 shares of common stock to settle debt issuance costs. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition was accounted for as a reverse acquisition whereby Magla was deemed to be the “accounting acquirer.”

(A) To record the issuance of 15,000,000 shares of common stock in the reverse acquisition.

(B)  To record the issuance of $1,585,000 8% original issue discount (“OID”) convertible debentures. The warrants were not valued for pro forma purposes.

(C)  To record the issuance of 500,000 shares of common stock to settle debt issuance costs and to record the related amortization.

(D) To record the recapitalization of ADSO’s common stock to additional paid-in-capital.

(E) To record the recapitalization of ADSO’s accumulated deficit to additional paid-in-capital.

(F)  To record the pro forma adjustment for all the related party assets and liabilities and the former member’s note payable not transferred in the merger.

(G)  This pro forma adjustment reflects the removal of miscellaneous, non-business expenses incurred by related parties who will not be involved in or employed by the Company subsequent to the merger as of the beginning of the period.

(H)  This pro forma adjustment reflects the removal of professional fees incurred by related parties who will not be involved in or employed by the Company subsequent to the merger as of the beginning of the period.

(I)  This pro forma adjustment reflects the increase in professional fees the Company expects to incur from being a public company, including quarterly and annual Securities and Exchange Commission (“SEC”) filings.

(J)  This pro forma adjustment reflects the director’ fees the Company expects to incur to the members of its board of directors as a result of being a public company.

(K)  This pro forma adjustment reflects the decrease in interest income associated with related party note receivables, which were not transferred in the merger as of the beginning of the period.

(L)  This pro forma adjustment reflects the decrease in interest expense associated with the related party and former member’s notes payable not transferred in the merger as of the beginning of the period.

(M)  To record the accretion of the OID on the 8% convertible debentures.

(N)  The benefit for income tax “Pro Forma Adjustment” outlined above reflects the estimated net historical tax impact of the pro forma assuming a 40% effective tax rate.

 Unaudited Condensed Pro Forma Statement of Operations

     The following unaudited condensed pro forma statement of operations for the year ended November 28, 2009 was prepared as if the merger was effective as of November 30, 2008. The statement of operations for the year ended May 31, 2009 of Ads in Motion, Inc. (“ADSO”) was used for pro forma purposes, as that is ADSO’s year-end.

     The unaudited condensed pro forma financial statements should be read in conjunction with the audited consolidated historical financial statements and notes thereto included herein for Magla Products, LLC and Subsidiary (“Magla,” the “Company,” “we,” “us” or “our”) and the audited financial statements of ADSO. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the combined enterprise after the merger of ADSO with Magla, or of the results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Magla will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

Condensed Pro Forma Statements of Operations for the year ended November 28, 2009 (Unaudited)
					Pro Forma
	Accounting	Legal Survivor	Pro Forma		Statement of
	Acquirer Magla	ADSO	Adjustments	Notes	Operations
Net sales	$43,568,257	$-	$-		$43,568,257

Cost of sales	33,591,438	-	-		33,591,438
Gross profit	9,976,819	-	-		9,976,819

Operating expenses
Selling	6,764,064	-	-		6, 764,064
General and administrative	3,359,811	18,733	(853,000)	(A)
			(250,000)	(B)
			(34,000)	(C)
			(369,000)	(D)
			120,000	(E)
			81,000	(F)	2,073,544

	10,123,875	18,733	(1,305,000)		8,837,608

Income (loss) from operations	(147,056)	(18,733)	1,305,000		1,139,211

Other income (expense)
Interest income	338,843		(338,843)	(G)	-
Interest expense	(1,034,065)	(1,089)	311,399	(H)
			(84,533)	(I)
			(194,333)	(J)	(1,002,621)
Gain on disposal of assets	800	-	-		800
Other, net	-	100	-		100

	(694,422)	(989)	(306,310)		(1,001,721)

Income (loss) before income taxes	(841,478)	(19,722)	998,690		137,490
Income taxes	-	-	54,966	(K)	54,966

Net income (loss)	$(841,478)	$(19,722)	$943,694		$82,494

Net income per common share:
Basic					$0.01
Diluted					$-

Weighted average number of common shares outstanding:
Basic					15,943,000
Common stock equivalents					6,637,388
Diluted					22,580,388

NOTES TO THE CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     As a result of the merger, Magla became ADSO’s wholly-owned subsidiary and the security holders of Magla received an aggregate of 15,000,000 shares of common stock. As a result of the merger and the issuance of stock to the security holders of Magla, the former security holders of Magla held approximately 69% of ADSO’s outstanding common stock immediately after the merger and the issuance of 500,000 shares of common stock to settle debt issuance costs. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition was accounted for as a reverse acquisition whereby Magla was deemed to be the “accounting acquirer.”

(A)  This pro forma adjustment reflects the removal of miscellaneous, non-business expenses incurred by related parties who will not be involved in or employed by the Company subsequent to the merger as of the beginning of the year.

(B)  This pro forma adjustment reflects the removal of professional fees incurred by related parties who will not be involved in or employed by the Company subsequent to the merger as of the beginning of the year.

(C)  This pro forma adjustment reflects the removal of entertainment expenses incurred by related parties who will not be involved in or employed by the Company subsequent to the merger as of the beginning of the year.

(D)  This pro forma adjustment reflects the removal of payments to related parties who will not be involved in or employed by the Company subsequent to the merger as of the beginning of the year.

(E)  This pro forma adjustment reflects the increase in professional fees the Company expects to incur from being a public company, including quarterly and annual Securities and Exchange Commission (“SEC”) filings.

(F)  This pro forma adjustment reflects the director’ fees the Company expects to incur to the members of its board of directors as a result of being a public company.

(G)  This pro forma adjustment reflects the decrease in interest income associated with related party note receivables, which were not transferred in the merger as of the beginning of the year.

(H)  This pro forma adjustment reflects the decrease in interest expense associated with the related party and former member’s notes payable not transferred in the merger as of the beginning of the year.

(I)  To record the accretion of the original issue discount on the 8% convertible debentures.

(J)  To record the amortization of deferred financing costs.

(K)  The provision for income tax “Pro Forma Adjustment” outlined above reflects the estimated net historical tax impact of the pro forma assuming a 40% effective tax rate.